UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                October 31, 2007
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



     Michigan                           001-32428                30-0030900
(State or other jurisdiction      (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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     o  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
(17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     On October 31, 2007, the Registrant received a letter from the American Stock Exchange ("AMEX") indicating that the AMEX listing qualifications staff had determined to initiate delisting proceedings against the Registrant due to the Registrant's inability to maintain compliance with certain AMEX continued listing requirements pursuant to the AMEX Company Guide Section 1009.

     Specifically, the AMEX staff has determined that the Registrant was not in compliance with Section 1003(a)(iv) of the AMEX Company Guide in that it has sustained substantial losses in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the AMEX, as to whether the company will be able to continue operations and meet its obligations as they mature.

         The determination was made after the Registrant had failed to regain compliance with the continued listing standards by the September 30, 2007 deadline, and following the staff's review of the Registrant's previously submitted plan of compliance and subsequent public filings. The Registrant had previously shown progress and had been granted extensions since the first due date in 2006.

     The Registrant's Board of Directors has decided not to exercise the Registrant's right to appeal the staff's determination and, consequently, will not contest the delisting of its securities from AMEX which delisting will become effective on November 7, 2007. The Registrant anticipates that its stock will continue to trade on AMEX until about November 14, 2007. Thereafter the Registrant will seek to have its stock trade on the OTC Bulletin Board
("OTCBB"), under a new stock symbol, but there can be no assurance this transition will occur by November 14, 2007 or that the Registrant's securities will, in fact, be quoted on the OTCBB. In the event the Registrant is unable to move its securities to the OTCBB, they may be moved to and trade on the Pink Sheets. At an appropriate time in the future, the Registrant may seek to qualify for an exchange listing.

Item 9.01  Financial Statements and Exhibits

     99.1  Press release dated November 6, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TARPON INDUSTRIES, INC.

                                   Date: November 6, 2007

                                   By:     /s/ James W. Bradshaw
                                      ------------------------------------------
                                      James W. Bradshaw, Chief Executive Officer